                                                                 EXHIBIT 10.2(G)


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated February 27, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-2 Trust ("Assignee"), National City Mortgage Co., an Ohio corporation ("National City Mortgage") and as acknowledged by Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2007-2 Trust.

     WHEREAS, pursuant to (i) that certain Master Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation ("BAMCC")), as purchaser, and National City Mortgage, as seller (as amended by
(a) that certain Amendment No. 1, dated as of July 1, 2004, by and among BAMCC, National City Mortgage and the Assignor, (b) that certain Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, National City Mortgage, the Assignor and Wachovia Bank, National Association, (c) that certain Amendment No. 2, dated as of October 1, 2004, by and between National City Mortgage and the Assignor, (d) that certain Amendment No. 3, dated as of August 11, 2005, by and between National City Mortgage and the Assignor, and (e) that certain Regulation AB Compliance Addendum to the Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, by and between National City Mortgage and the Assignor), (ii) that certain Assignment and Conveyance Agreement, dated January 24, 2007 by and between National City Mortgage and the Assignor, and (iii) that certain Assignment and Conveyance Agreement, dated February 1, 2007, by and between National City
Mortgage and the Assignor (collectively, the "Purchase and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from National City Mortgage and National City Mortgage currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreement, and the mortgage loans delivered under such agreement by National City Mortgage to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to National City Mortgage with respect to the Purchase and Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of

          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, National City Mortgage shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records,
(ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 7.01 of the Purchase and Servicing Agreement, continue to service the Mortgage Loans pursuant to the Purchase and Servicing Agreement, as modified by Section 9 hereof, for the benefit of the Assignee.

     4. National City Mortgage acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Purchase and Servicing Agreement. The Master Servicer shall be authorized to enforce directly against National City Mortgage any of the obligations of National City Mortgage to the Assignor or its assignees provided for in the Purchase and Servicing Agreement including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations)
under the Purchase and Servicing Agreement to monitor and enforce the obligations of National City Mortgage thereunder, the right to terminate National City Mortgage under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by National City Mortgage under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by National City Mortgage under the Purchase and Servicing Agreement, the right to examine the books and records of National City Mortgage, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by National City Mortgage. All remittances by National City Mortgage shall be made to the account or accounts designated by the Master Servicer to National City Mortgage in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2007-2 #50990100.

     5. National City Mortgage hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of National City Mortgage in Sections 3.01 and 3.02 of the Purchase and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof,
(ii) that it has serviced the Mortgage Loans in accordance with the terms of the Purchase and Servicing Agreement, (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct in all material respects.

     6. National City Mortgage hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     7. In accordance with Sections 2.01 and 7.01 of the Purchase and Servicing Agreement, the Assignor hereby instructs National City Mortgage, and National City Mortgage hereby agrees, to release from its custody and deliver the contents of the Mortgage File (as defined in the Purchase and Servicing Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 11 hereof on or before the closing date of the related Pass-Through Transfer (as defined in the Purchase and Servicing Agreement).

     8. National City Mortgage hereby agrees that any repurchase or substitution of a Mortgage Loan pursuant to Section 3.03 of the Purchase and Servicing Agreement will be done so in accordance with the provisions set forth in Section
2.02 of the Pooling Agreement.

     9. National City Mortgage, BAFC and Assignee hereby agree to the following modifications to the Purchase and Servicing Agreement solely with respect to the Mortgage Loans:

     a. Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

          "A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution be approved by the Purchaser and (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan;
          (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan;
          (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) be of the same type as the Deleted Mortgage Loan; (vi) have a FICO score not less than that of the Deleted Mortgage Loan, (vii) have an LTV not greater than that of the Deleted Mortgage Loan;
          (viii) have a credit grade not lower in quality than that of the Deleted Mortgage Loan and (ix) have the same lien status as the Deleted Mortgage Loan."

     b. Article I. The definition of "Remittance Date" is hereby replaced in its entirety with the following:

          "The 18th day of any month (or if such 18th day is not a Business Day, the immediately preceding Business
          Day)."

     c. Article I. The definition of "Servicing Fee Rate" is hereby replaced in its entirety with the following:

          "With respect to each Mortgage Loan, 0.250% per annum."

     d. Section 3.02(mm). Section 3.02(mm) is hereby amended by replacing "Glossary Version 5.6" with "Glossary Version 5.7 (or the now-current version thereof);

     e. Section 3.02(uu). Section 3.02(uu) is hereby replaced in its entirety with the following:

          "(uu) Leaseholds. If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not
          (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;"

     f. Section 5.01. The second paragraph of Section 5.01 is modified to delete the phrase "the second Business Day following" in the first and second line, to delete the word "second" occurring before the phrase "Business Day" in the second sentence, and to insert the phrase "on which such payment was due" after the first occurrence of the phrase "Business Day" in the second sentence.

     g. Section 5.02. The second paragraph of Section 5.02 is hereby modified to read as follows:

          "Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit E-1, a monthly remittance advice in the form set forth in Exhibit E-2, and a realized loss report in the form set forth in Exhibit E-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date."

          The  exhibits  referenced  in  this  Section  9(g)  are
          attached  to  this   Agreement  as  Exhibit  B  hereto.

     h. Section 5.03. Section 5.03 is hereby amended by adding the following as the last sentence therein:

          "The Company shall not have an obligation to advance amounts in respect of shortfalls relating to the Servicemembers Civil Relief Act or similar state legislation applicable to active duty military personnel."

     i. Article VI. Article VI is hereby amended by adding a new Section 6.11 as follows:

          Section 6.11 Compliance with REMIC Provisions.

               If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     10. Notwithstanding any provision in this Agreement to the contrary, it is understood that National City Mortgage is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by National City Mortgage in the Purchase and Servicing Agreement prior to the date hereof regardless of when such breaches are discovered or made known.

     11. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2007-2

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

     Wells Fargo Bank's address for purposes of all notices and correspondence related to its role as Master Servicer of the Mortgage Loans is:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: Client Manager - BAFC 2007-2

     12. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                     Bank of America, National Association,
                                     as Assignor

                                     By: /s/ Bruce W. Good
                                         --------------------------
                                     Name:        Bruce W. Good
                                     Title:       Vice President


                                     U.S. Bank National Association,
                                     as Assignee


                                     By: /s/ Melissa A. Rosal
                                         -----------------------------------
                                     Name:        Melissa A. Rosal
                                     Title:       Vice President


                                     Banc of America Funding Corporation


                                     By: /s/ Scott Evans
                                         -----------------------------------
                                     Name:        Scott Evans
                                     Title:       Senior Vice President


                                     National City Mortgage Co., as servicer


                                     By: /s/ Richard Buck
                                         -----------------------------------
                                     Name:        Richard Buck
                                     Title:       Assistant Vice President


Acknowledged and Agreed
as of the date first above written:


Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Darron Woodus
   ---------------------------------
Name:    Darron Woodus
Title:   Assistant Vice President


       [ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT FOR BAFC 2007-2]

                                    EXHIBIT A
                                    ---------

                           Schedule of Mortgage Loans

[Please see the Free Writing Prospectus filed and accepted by the Securities and
  Exchange Commission on March 1, 2007, with a filing date of March 1, 2007 and accession number 0001379434-07-000048.]

                                    EXHIBIT B
                                    ---------

            Exhibit E-1 Standard File Layout - Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

--------------------------------------------- ------------------------------------------------------------- --------- --------------
Column/Header Name                                                     Description                           Decimal  Format Comment
--------------------------------------------- ------------------------------------------------------------- --------- --------------
SERVICER_LOAN_NBR                             A unique number assigned to a loan by the Servicer.  This
                                              may be different than the LOAN_NBR
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LOAN_NBR                                      A unique identifier assigned to each loan by the originator.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
CLIENT_NBR                                    Servicer Client Number
--------------------------------------------- ------------------------------------------------------------- --------- --------------
SERV_INVESTOR_NBR                             Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
BORROWER_FIRST_NAME                           First Name of the Borrower.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
BORROWER_LAST_NAME                            Last name of the borrower.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
PROP_ADDRESS                                  Street Name and Number of Property
--------------------------------------------- ------------------------------------------------------------- --------- --------------
PROP_STATE                                    The state where the  property located.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
PROP_ZIP                                      Zip code where the property is located.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's next payment is due to the                 MM/DD/YYYY
                                              servicer at the end of processing cycle, as reported by
                                              Servicer.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                       MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
BANKRUPTCY_CHAPTER_CODE                       The chapter under which the bankruptcy was filed.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the bankruptcy
                                              filing.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been approved              MM/DD/YYYY
                                              by the courts
--------------------------------------------- ------------------------------------------------------------- --------- --------------
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either by                 MM/DD/YYYY
                                              Dismissal, Discharged and/or a Motion For Relief Was
                                              Granted.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer               MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To End/Close            MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                      MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FRCLSR_APPROVED_DATE                          The date DA Admin sends a letter to the servicer with                   MM/DD/YYYY
                                              instructions to begin foreclosure proceedings.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure                MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a Foreclosure               MM/DD/YYYY
                                              Action
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to occur.              MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                                MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.           2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.               MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
EVICTION_COMPLETED_DATE                       The date the court revokes legal possession of the property             MM/DD/YYYY
                                              from the borrower.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LIST_PRICE                                    The price at which an REO property is marketed.                   2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LIST_DATE                                     The date an REO property is listed at a particular price.               MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
OFFER_AMT                                     The dollar value of an offer for an REO property.                 2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the Servicer.           MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------

                                      B-1

--------------------------------------------- ------------------------------------------------------------- --------- --------------
REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to close.            MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                                 MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
OCCUPANT_CODE                                 Classification of how the property is occupied.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
PROP_CONDITION_CODE                           A code that indicates the condition of the property.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
PROP_INSPECTION_DATE                          The date a  property inspection is performed.                           MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
APPRAISAL_DATE                                The date the appraisal was done.                                        MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
CURR_PROP_VAL                                 The current "as is" value of the property based on brokers       2
                                              price opinion or appraisal.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are             2
                                              completed pursuant to a broker's price opinion or appraisal.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
If applicable:
--------------------------------------------- ------------------------------------------------------------- --------- --------------
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
--------------------------------------------- ------------------------------------------------------------- --------- --------------
DELINQ_REASON_CODE                            The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                   MM/DD/YYYY
                                              Insurance Company.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                                No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                 MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim                   2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                        MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company                 2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The Pool             MM/DD/YYYY
                                              Insurer
--------------------------------------------- ------------------------------------------------------------- --------- --------------
POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                    2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FHA_PART_A_CLAIM_FILED_DATE                   Date FHA Part A Claim Was Filed With HUD                                MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FHA_PART_A_CLAIM_AMT                          Amount of FHA Part A Claim Filed                                  2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FHA_PART_A_CLAIM_PAID_DATE                    Date HUD Disbursed Part A Claim Payment                                 MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FHA_PART_A_CLAIM_PAID_AMT                     Amount HUD Paid on Part A Claim                                   2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FHA_PART_B_CLAIM_FILED_DATE                   Date FHA Part B Claim Was Filed With HUD                                MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FHA_PART_B_CLAIM_AMT                          Amount of FHA Part B Claim Filed                                  2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FHA_PART_B_CLAIM_PAID_DATE                    Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FHA_PART_B_CLAIM_PAID_AMT                     Amount HUD Paid on Part B Claim                                   2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
VA_CLAIM_FILED_DATE                           Date VA Claim Was Filed With the Veterans Admin                         MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
VA_CLAIM_PAID_DATE                            Date Veterans Admin. Disbursed VA Claim Payment                         MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
VA_CLAIM_PAID_AMT                             Amount Veterans Admin. Paid on VA Claim                           2     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
MOTION_FOR_RELIEF_DATE                        The date the Motion for Relief was filed                            10  MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FRCLSR_BID_AMT                                The foreclosure sale bid amount                                     11  No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FRCLSR_SALE_TYPE                              The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
--------------------------------------------- ------------------------------------------------------------- --------- --------------


                                      B-2

--------------------------------------------- ------------------------------------------------------------- --------- --------------
REO_PROCEEDS                                  The net proceeds from the sale of the REO property.                     No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
BPO_DATE                                      The date the BPO was done.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
CURRENT_BPO_VAL                               The current "as is" value of th property based on a brokers price opinion.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
REPAIRED_BPO_PROP_VAL                         The amount the property would be worth if repairs are
                                              completed pursuant to a broker's price opinion.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
CURR_APP_VAL                                  The current "as is" value of the property based on an               11  No commas(,)
                                              appraisal.                                                              or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
CURRENT_FICO                                  The current FICO score
--------------------------------------------- ------------------------------------------------------------- --------- --------------
HAZARD_CLAIM_FILED_DATE                       The date the Hazard Claim was filed with the Hazard                 10  MM/DD/YYYY
                                              Insurance Company.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
HAZARD_CLAIM_AMT                              The amount of the Hazard Insurance Claim filed.                     11  No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
HAZARD_CLAIM_PAID_DATE                        The date the Hazard Insurance Company disbursed the claim           10  MM/DD/YYYY
                                              payment.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
HAZARD_CLAIM_PAID_AMT                         The amount the Hazard Insurance Company paid on the claim.          11  No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
POOL_CLAIM_FILED_DATE                         The date the claim was filed with the Pool Insurance Company.       10  MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
POOL_CLAIM_AMT                                The amount of the claim filed with the Pool Insurance               11  No commas(,)
                                              Company.                                                                or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
POOL_CLAIM_PAID_DATE                          The date the claim was settled and the check was issued by          10  MM/DD/YYYY
                                              the Pool Insurer.
--------------------------------------------- ------------------------------------------------------------- --------- --------------
POOL_CLAIM_AMT_PAID                           The amount paid on the claim by the Pool Insurance Company.         11  No commas(,)
                                                                                                                      or dollar
                                                                                                                      signs ($)
--------------------------------------------- ------------------------------------------------------------- --------- --------------
FORECLOSURE_FLAG                              Y or N                                                                  Text
--------------------------------------------- ------------------------------------------------------------- --------- --------------
BANKRUPTCY_FLAG                               Y or N                                                                  Text
--------------------------------------------- ------------------------------------------------------------- --------- --------------
NOD_DATE                                                                                                              MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
MI_CLAIM_DATE                                 Date Mortgage Insurance is filed                                        MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
NOI_DATE                                                                                                              MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                        MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
ACTUAL_PAYMENT_ PLAN_END_DATE
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LIST_DATE                                                                                                             MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
VACANCY/OCCUPANCY_STATUS                      The Occupancy status of the defaulted loan's collateral                 Text
--------------------------------------------- ------------------------------------------------------------- --------- --------------
ACTUAL_REO_START_DATE                                                                                                 MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------
SALES_PRICE                                                                                                           Number
--------------------------------------------- ------------------------------------------------------------- --------- --------------
UPB_LIQUIDATION                               Outstanding Pricipal Balance of the loan upon Liquidation               Number
--------------------------------------------- ------------------------------------------------------------- --------- --------------
REALIZED_LOSS/GAIN                            As defined in the Servicing Agreement                                   Number
--------------------------------------------- ------------------------------------------------------------- --------- --------------
LIQUIDATION_PROCEEDS                                                                                                  Number
--------------------------------------------- ------------------------------------------------------------- --------- --------------
PREPAYMENT_CHARGES_COLLECTED                  The amount of Prepayment Charges received                               Number
--------------------------------------------- ------------------------------------------------------------- --------- --------------

                                      B-3

--------------------------------------------- ------------------------------------------------------------- --------- --------------
PREPAYMENT_CALCULATION                        The formula behind the prepayment charge                                Text
--------------------------------------------- ------------------------------------------------------------- --------- --------------
PAYOFF_DATE                                   The date on which the loan was paid off                                 MM/DD/YYYY
--------------------------------------------- ------------------------------------------------------------- --------- --------------


            Exhibit E-1: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
     o ASUM- Approved Assumption
     o BAP- Borrower Assistance Program ]
     o CO- Charge Off
     o DIL- Deed-in-Lieu
     o FFA- Formal Forbearance Agreement
     o MOD- Loan Modification
     o PRE- Pre-Sale
     o SS- Short Sale
     o MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
      o Mortgagor
      o Tenant
      o Unknown
      o Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o Damaged
     o Excellent
     o Fair
     o Gone
     o Good
     o Poor
     o Special Hazard
     o Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

              ------------------------ -----------------------------------------
              Delinquency Code         Delinquency Description
              ------------------------ -----------------------------------------
              001                      FNMA-Death of principal mortgagor
              ------------------------ -----------------------------------------
              002                      FNMA-Illness of principal mortgagor
              ------------------------ -----------------------------------------
              003                      FNMA-Illness of mortgagor's family member
              ------------------------ -----------------------------------------
              004                      FNMA-Death of mortgagor's family member
              ------------------------ -----------------------------------------
              005                      FNMA-Marital difficulties
              ------------------------ -----------------------------------------
              006                      FNMA-Curtailment of income
              ------------------------ -----------------------------------------
              007                      FNMA-Excessive Obligation
              ------------------------ -----------------------------------------
              008                      FNMA-Abandonment of property
              ------------------------ -----------------------------------------
              009                      FNMA-Distant employee transfer
              ------------------------ -----------------------------------------
              011                      FNMA-Property problem
              ------------------------ -----------------------------------------
              012                      FNMA-Inability to sell property
              ------------------------ -----------------------------------------
              013                      FNMA-Inability to rent property
              ------------------------ -----------------------------------------
              014                      FNMA-Military Service
              ------------------------ -----------------------------------------
              015                      FNMA-Other
              ------------------------ -----------------------------------------
              016                      FNMA-Unemployment
              ------------------------ -----------------------------------------
              017                      FNMA-Business failure
              ------------------------ -----------------------------------------
              019                      FNMA-Casualty loss
              ------------------------ -----------------------------------------
              022                      FNMA-Energy environment costs
              ------------------------ -----------------------------------------
              023                      FNMA-Servicing problems
              ------------------------ -----------------------------------------
              026                      FNMA-Payment adjustment
              ------------------------ -----------------------------------------
              027                      FNMA-Payment dispute
              ------------------------ -----------------------------------------
              029                      FNMA-Transfer of ownership pending
              ------------------------ -----------------------------------------
              030                      FNMA-Fraud
              ------------------------ -----------------------------------------
              031                      FNMA-Unable to contact borrower
              ------------------------ -----------------------------------------
              INC                      FNMA-Incarceration
              ------------------------ -----------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

            ------------------------ -------------------------------------------
                  Status Code        Status Description
            ------------------------ -------------------------------------------
                      09             Forbearance
            ------------------------ -------------------------------------------
                      17             Pre-foreclosure Sale Closing Plan Accepted
            ------------------------ -------------------------------------------
                      24             Government Seizure
            ------------------------ -------------------------------------------
                      26             Refinance
            ------------------------ -------------------------------------------
                      27             Assumption
            ------------------------ -------------------------------------------
                      28             Modification
            ------------------------ -------------------------------------------
                      29             Charge-Off
            ------------------------ -------------------------------------------
                      30             Third Party Sale
            ------------------------ -------------------------------------------
                      31             Probate
            ------------------------ -------------------------------------------
                      32             Military Indulgence
            ------------------------ -------------------------------------------
                      43             Foreclosure Started
            ------------------------ -------------------------------------------
                      44             Deed-in-Lieu Started
            ------------------------ -------------------------------------------
                      49             Assignment Completed
            ------------------------ -------------------------------------------
                      61             Second Lien Considerations
            ------------------------ -------------------------------------------
                      62             Veteran's Affairs-No Bid
            ------------------------ -------------------------------------------
                      63             Veteran's Affairs-Refund
            ------------------------ -------------------------------------------
                      64             Veteran's Affairs-Buydown
            ------------------------ -------------------------------------------
                      65             Chapter 7 Bankruptcy
            ------------------------ -------------------------------------------
                      66             Chapter 11 Bankruptcy
            ------------------------ -------------------------------------------
                      67             Chapter 13 Bankruptcy
            ------------------------ -------------------------------------------

Exhibit E-2: Standard File Layout - Scheduled/Scheduled

-----------------------------------------------------------------------------------------------------------------------------------
Column Name            Description                                          Decimal  Format Comment                        Max Size
-----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR       A value assigned by the Servicer to define a group            Text up to 10 digits                       20
                       of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR               A unique identifier assigned to each loan by the              Text up to 10 digits                       10
                       investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR      A unique number assigned to a loan by the Servicer.           Text up to 10 digits                       10
                       This may be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME          The borrower name as received in the file.  It is             Maximum length of 30 (Last, First)         30
                       not separated by first and last name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT          Scheduled monthly principal and scheduled interest       2    No commas(,) or dollar signs ($)           11
                       payment that a borrower is expected to pay, P&I
                       constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE          The loan interest rate as reported by the Servicer.      4    Max length of 6                             6
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE           The loan gross interest rate less the service fee        4    Max length of 6                             6
                       rate as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE          The servicer's fee rate for a loan as reported by        4    Max length of 6                             6
                       the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT           The servicer's fee amount for a loan as reported by      2    No commas(,) or dollar signs ($)           11
                       the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT            The new loan payment amount as reported by the           2    No commas(,) or dollar signs ($)           11
                       Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE          The new loan rate as reported by the Servicer.           4    Max length of 6                             6
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE         The index the Servicer is using to calculate a           4    Max length of 6                             6
                       forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL      The borrower's actual principal balance at the           2    No commas(,) or dollar signs ($)           11
                       beginning of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL      The borrower's actual principal balance at the end       2    No commas(,) or dollar signs ($)           11
                       of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE The date at the end of processing cycle that the              MM/DD/YYYY                                 10
                       borrower's next payment is due to the Servicer, as
                       reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1        The first curtailment amount to be applied.              2    No commas(,) or dollar signs ($)           11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1       The curtailment date associated with the first                MM/DD/YYYY                                 10
                       curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1        The curtailment interest on the first curtailment        2    No commas(,) or dollar signs ($)           11
                       amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2        The second curtailment amount to be applied.             2    No commas(,) or dollar signs ($)           11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2       The curtailment date associated with the second               MM/DD/YYYY                                 10
                       curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2        The curtailment interest on the second curtailment       2    No commas(,) or dollar signs ($)           11
                       amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3        The third curtailment amount to be applied.              2    No commas(,) or dollar signs ($)           11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3       The curtailment date associated with the third                MM/DD/YYYY                                 10
                       curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3         The curtailment interest on the third curtailment        2    No commas(,) or dollar signs ($)           11
                       amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                The loan "paid in full" amount as reported by the        2    No commas(,) or dollar signs ($)           11
                       Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE               The paid in full date as reported by the Servicer.            MM/DD/YYYY                                 10
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Action Code Key: 15=Bankruptcy,             2
                                                                                     30=Foreclosure, , 60=PIF,
                                                                                     63=Substitution, 65=Repurchase,70=REO
ACTION_CODE            The standard FNMA numeric code used to indicate
                       the default/delinquent status of a particular
                       loan.
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT            The amount of the interest adjustment as reported by     2    No commas(,) or dollar signs ($)           11
                       the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT The Soldier and Sailor Adjustment amount, if             2    No commas(,) or dollar signs ($)           11
                       applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT       The Non Recoverable Loan Amount, if applicable.          2    No commas(,) or dollar signs ($)           11
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT          The amount the Servicer is passing as a loss, if         2    No commas(,) or dollar signs ($)           11
                       applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL     The scheduled outstanding principal amount due at        2    No commas(,) or dollar signs ($)           11
                       the beginning of the cycle date to be passed through
                       to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL     The scheduled principal balance due to investors at      2    No commas(,) or dollar signs ($)           11
                       the end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT         The scheduled principal amount as reported by the        2    No commas(,) or dollar signs ($)           11
                       Servicer for the current cycle -- only applicable
                       for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT          The scheduled gross interest amount less the service     2    No commas(,) or dollar signs ($)           11
                       fee amount for the current cycle as reported by
                       the Servicer -- only applicable for
                       Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT          The actual principal amount collected by the             2    No commas(,) or dollar signs ($)           11
                       Servicer for the current reporting cycle -- only
                       applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT           The actual gross interest amount less the service        2    No commas(,) or dollar signs ($)           11
                       fee amount for the current reporting cycle as
                       reported by the Servicer -- only applicable for
                       Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT    The penalty amount received when a borrower prepays      2    No commas(,) or dollar signs ($)           11
                       on his loan as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED The prepayment penalty amount for the loan waived by     2    No commas(,) or dollar signs ($)           11
                       the servicer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE               The Effective Payment Date of the Modification for            MM/DD/YYYY                                 10
                       the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE               The Modification Type.                                        Varchar - value can be alpha or numeric    30
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT The current outstanding principal and interest           2    No commas(,) or dollar signs ($)           11
                       advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

Exhibit E-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

     * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

     * For escrow advances - complete payment history

       (to calculate advances from last positive escrow balance forward)

     * Other expenses - copies of corporate advance history showing all payments

     * REO repairs > $1500 require explanation

     * REO repairs >$3000 require evidence of at least 2 bids.

     * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

     * Unusual or extraordinary items may require further documentation.

13. The total of lines 1 through 12.

13.         Credits:
            --------
14-21. Complete as applicable. Required documentation:

     * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

     Letter of Proceeds Breakdown.

     * Copy of EOB for any MI or gov't guarantee

     * All other credits need to be clearly defined on the 332 form

22. The total of lines 14 through 21.

Please Note:   For HUD/VA loans, use line (18a) for Part A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

   Prepared by:  __________________                     Date:  _______________
   Phone:  ______________________          Email Address:_____________________


 -------------------    ------------------------    --------------------------
|Servicer Loan No.  |  |Servicer Name           |  |Servicer Address          |
|                   |  |                        |  |                          |
|                   |  |                        |  |                          |
 -------------------    ------------------------    --------------------------

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name:
_________________________________________________________
Property Address: _________________________________________________________

Liquidation Type:  REO Sale      3rd Party Sale       Short Sale      Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown        Yes         No
If "Yes", provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________
     (1)
(2)  Interest accrued at Net Rate                             ________________
     (2)
(3)  Accrued Servicing Fees                                   ________________
     (3)
(4)  Attorney's Fees                                          ________________
     (4)
(5)  Taxes (see page 2)                                       ________________
     (5)
(6)  Property Maintenance                                     ________________
     (6)
(7)  MI/Hazard Insurance Premiums (see page 2)                ________________
     (7)
(8)  Utility Expenses                                         ________________
     (8)
(9)  Appraisal/BPO                                            ________________
     (9)
(10) Property Inspections                                     ________________
     (10)
(11) FC Costs/Other Legal Expenses                            ________________
     (11)
(12) Other (itemize)                                          ________________
     (12)
         Cash for Keys__________________________              ________________
     (12)
         HOA/Condo Fees_______________________                ________________
     (12)

         ______________________________________               ________________
     (12)

         Total Expenses                                       $ _______________
     (13)
Credits:
(14) Escrow Balance                                          $ _______________
     (14)
(15) HIP Refund                                               ________________
     (15)
(16) Rental Receipts                                          ________________
     (16)
(17) Hazard Loss Proceeds                                     ________________
     (17)
(18) Primary Mortgage Insurance / Gov't Insurance             ________________
     (18a) HUD Part A
                                                              ________________
     (18b) HUD Part B
(19) Pool Insurance Proceeds                                  ________________
     (19)
(20) Proceeds from Sale of Acquired Property                  ________________
     (20)
(21) Other (itemize)                                          ________________
     (21)
     _________________________________________                ________________
     (21)

     Total Credits                                            $________________
     (22)

Total Realized Loss (or Amount of Gain)                       $________________
         (23)

Escrow Disbursement Detail

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
     Type         Date Paid       Period of      Total Paid    Base Amount       Penalties       Interest
  (Tax /Ins.)                     Coverage
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


                                   APPENDIX I
                                   ----------

                        Purchase and Servicing Agreement

[Included as Exhibits 10.2(A), (B), (C), (D), (E) and (F) to the Current Report
    on Form 8-K pursuant to which this Assignment, Assumption and Recognition
                              Agreement is filed.]